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                                   FORM 8-K



                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported) February 24, 1994



                        ANHEUSER-BUSCH COMPANIES, INC.


              (Exact name of registrant as specified in charter)




       DELAWARE                  1-7823           431162835

(State or other jurisdiction  (Commission       (IRS Employer
 of incorporation)             File Number)     Identification No.)




               ONE BUSCH PLACE, ST. LOUIS, MISSOURI       63118

             (Address of principal executive offices)   (Zip Code)




  Registrant's telephone number, including area code: 314-577-3314

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Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

     (c) Exhibits.

         (12) Ratio of Earnings to Fixed Charges.
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                                  SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             ANHEUSER-BUSCH COMPANIES, INC.

                             (Registrant)



                         BY:  GERALD C. THAYER
                              --------------------------------
                              Gerald C. Thayer
                              Vice President and Controller









Dated:   February 24, 1994